                            SCHEDULE 14A
                           (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14a INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                CIBER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                       [LOGO]

                                    CIBER, Inc.
                           5251 DTC Parkway, Suite 1400
                             Englewood, Colorado  80111

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD MARCH 4, 1998

TO THE SHAREHOLDERS OF CIBER, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of CIBER, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, March 4, 1998 at 1:00 p.m. (local time) at the offices of CIBER, Inc., 5251 DTC Parkway, Suite 1400, Englewood, Colorado for the following purpose:

     (1) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000.

     The foregoing item of business is more fully described in the accompanying Proxy Statement; however, the Company currently anticipates splitting its Common Stock if the vote for this amendment is approved. The Board of Directors of the Company fixed the close of business on February 5, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Consequently, only holders of the Company's common stock at the close of business on February 5, 1998 will be entitled to notice of and to vote at the Meeting. A complete list of shareholders entitled to vote at the Meeting will be available for examination during business hours by any shareholder, for purposes related to the Meeting, for a period of ten days prior to the Meeting at the Company's corporate offices at 5251 DTC Parkway, Suite 1400, Englewood, Colorado 80111.

     Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope to ensure your representation at the Meeting. You are cordially invited to attend the Meeting and, if you do so, you may personally vote, regardless of whether you have signed a proxy.

By order of the Board of Directors



Bobby G. Stevenson
Chairman of the Board,
Chief Executive Officer and Secretary
Englewood, Colorado
February 9, 1998

                                   CIBER, INC.

                                    -----------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 4, 1998

                                    -----------

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of CIBER, Inc., a Delaware corporation (the "Company"), to be used at the Special Meeting of Shareholders of the Company (the "Meeting") to be held on Wednesday, March 4, 1998 at 1:00 p.m. (local time), at the offices of CIBER, Inc., 5251 DTC Parkway, Suite 1400, Englewood, Colorado, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), on or about February 9, 1998.

     Shareholders of the Company represented at the Meeting will consider and vote upon (i) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000, and (ii) such other business as may properly come before the Meeting or any adjournment or adjournments thereof. The Company is not aware of any other business to be presented for consideration at the Meeting.

                         VOTING AND SOLICITATION OF PROXIES

     Only holders of record of the Common Stock at the close of business on February 5, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date, 22,635,215 shares of Common Stock were outstanding. Each shareholder is entitled to one vote for each share of Common Stock held of record on the Record Date for the proposal submitted for shareholder consideration at the Meeting. The presence, in person or by proxy, of the holders of not less than one-third of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting. The affirmative vote of a majority of the shares of Common Stock issued and outstanding is required to approve the proposal to amend the Company's Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the proposal. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity.

     All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the directions on the proxies. A proxy may be revoked at any time prior to final tabulation of the votes. Shareholders may revoke proxies by written notice to the Secretary of the Company, by delivery of a proxy bearing a later date, or by personally appearing at the Meeting and casting a contrary vote. If no direction is indicated, the shares will be voted in favor of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, as listed in this Proxy Statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Meeting.

     The executive officers and directors of the Company as a group own or may be deemed to control approximately 29% of the outstanding shares of Common Stock of the Company. Each of the executive officers and directors has indicated his intent to vote all shares of Common Stock owned or controlled by him in favor of each item set forth herein.

     The proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders.

            PROPOSAL - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     As of February 5, 1998, the Board of Directors adopted a resolution proposing that the Company's Certificate of Incorporation be amended to increase the total number of shares of Common Stock that the Company is authorized to issue from 40,000,000 to 80,000,000 shares.

PURPOSES

     The additional authorized shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by shareholders (except as required by law), in responding to business needs and opportunities as they arise, and for other corporate purposes. In addition, the Board of Directors anticipates approving a stock split in the nature of a dividend for distribution to the Company's shareholders in the event the additional shares are authorized. Corporate purposes might include the obtaining of capital funds through public and private offerings of shares of Common Stock or of securities convertible into shares of Common stock or the acquisition of businesses, technologies or other assets. If such additional authorized shares of Common Stock are subsequently issued to other than existing shareholders, the percentage interest of existing shareholders in the Company will be reduced. The issuance of any additional shares will be on terms deemed by the Board of Directors to be in the best interests of the Company and its shareholders. The Company may also seek to raise additional capital from time to time and the Board of Directors believes that it is prudent to have additional shares of Common Stock available for such purpose and for general corporate purposes, including acquisitions, grants of stock options and recapitalizations, which transactions can be consummated expediently only if the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company is approved by holders of a majority of the issued and outstanding shares of Common Stock. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

     The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will give the Company greater flexibility by allowing shares of Common Stock to be issued by the Board of Directors without the delay and expense of a special meeting of shareholders.

IMPLEMENTATION

     If the proposed Amendment is adopted by the shareholders, it will become effective upon the filing and recording of a Certificate of Amendment as required by the General Corporation Law of the State of Delaware.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT
           TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                     OF AUTHORIZED SHARES OF COMMON STOCK

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual shareholder meetings. Such proposals must be received the Company not later than June 30, 1998 to be considered for inclusion in the proxy statement and proxy relating to the 1998 Annual Meeting of Shareholders. Any such proposals should be addressed to:
Corporation Secretary, CIBER, Inc., 5251 DTC Parkway, Suite 1400, Englewood, CO 80111.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock at February 5, 1998, and stock options exercisable for shares of Common Stock within sixty days of such date, held by (i) each person or group of persons known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock,
(ii) each director and nominee for director of the Company, (iii) each Named Executive Officer (as defined below) and (iv) all executive officers and directors of the Company as a group. Named Executive Officers are the chief executive officer and the Company's four most highly compensated executive officers other than chief executive officer. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the shareholders listed below have sole voting and investment power with respect to the shares reported as owned.

                Name of                    Amount and nature of        Percent of
            beneficial owner               beneficial ownership          class
            ----------------               --------------------          -----
          Bobby G. Stevenson(1)                  6,114,544              27%


          Mac J. Slingerlend(2)                    430,332               2%


          Richard A. Montoni(3)                      9,950                *


          William E. Storrison(4)                   60,925                *


          Lawrence D. Greenwood                    100,967                *


          James A. Rutherford(5)                    26,426                *

          James C. Spira(5)                         14,346                *

          Roy L. Burger(5)                          12,426                *

          Pilgrim Baxter & Associates, Ltd.      1,974,200               9%

          All directors and executive
          officers as a group (8 person)(6)      6,769,916              29%


     (1) The address of Mr. Stevenson is c/o CIBER, Inc., 5251 DTC Parkway, Suite 1400, Englewood, CO 80111. Includes shares held by the Bobby
          G. Stevenson Revocable Trust (the "Trust"), of which Mr. Stevenson is the settlor, trustee and beneficiary and options to purchase
          80,000 shares of Common Stock. Excludes 5,000 shares of Common Stock held in the Irrevocable First Stevenson Charitable Remainder Unitrust, of which shares Mr. Stevenson disclaims beneficial ownership. The Trust has entered into a forward purchase contract pursuant to which it may deliver cash or shares of Common Stock to a wholly owned subsidiary of Merrill Lynch & Co., Inc. to pay and discharge Structured Yield Products Exchangeable for Stock ("STRYPES") due in 2001. Assuming delivery of the maximum number of shares of Common Stock required to pay and discharge all of the STRYPES (including STRYPES subject to the over allotment option granted to the underwriter of the STRYPES), Mr. Stevenson will beneficially own 3,996,186 shares of Common Stock, which will represent approximately 18% of the Company's outstanding Common Stock.

     (2)  Includes options to purchase 403,334 shares of Common Stock.

     (3)  Includes options to purchase 9,805 shares of Common Stock.

     (4)  Includes options to purchase 28,125 shares of Common Stock.

     (5) Includes options to purchase 16,000, 14,000 and 12,000 shares of Common Stock for Messrs. Rutherford, Spira and Burger, respectively.

     (6)  Includes options to purchase 563,264 shares of Common Stock.

                                   OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.

By order of the Board of Directors




Bobby G. Stevenson
Chairman of the Board,
Chief Executive Officer and Secretary
Englewood, Colorado
February 9, 1998

                                    CIBER, INC.
                            5251 DTC Parkway, Suite 1400
                             Englewood, Colorado  80111

The undersigned hereby appoints Bobby G. Stevenson and Mac J. Slingerlend, or either of them, with full power of substitution, as attorneys-in-fact, agents and proxies (the "Proxies") to vote on behalf of the undersigned all shares of common stock, $.01 par value, of CIBER, Inc. (the "Company"), that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at 5251 DTC Parkway, Suite 1400, Englewood, Colorado on Wednesday, March 4, 1998 at 1:00 p.m., and at any and all adjournments thereof, as follows:

1. The amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000.
       / /    FOR                / /    AGAINST            / /        ABSTAIN

2. In their discretion, such Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.














THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, the power of the Proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy prior to the final tabulation of the votes. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Meeting and a Proxy Statement dated February 9, 1998.

                                     Dated:____________________________, 1998

                                     -----------------------------------------

                                     -----------------------------------------
                                     Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPARED ENVELOPE.

          / /  Please check here if you plan to attend the Meeting.